                                                                    EXHIBIT 24


                             DIRECTORS AND OFFICERS
                                POWER OF ATTORNEY


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    RE:  Jo-Ann Stores, Inc.
         Commission File No. 1-6695
         1934 Act Filings on Form 10-K
         For Fiscal Year Ended January 29, 2005

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his or her name below confirms, as of the date appearing opposite his or her signature, that Alan Rosskamm, Brian P. Carney, and each of them, are authorized on his or her behalf to sign and to submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of Alan Rosskamm, Brian P. Carney, and each of them, to do and perform on his or her behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his or her name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.

                                 DATE                                                   DATE
                                 ----                                                   ----
   /s/ ALAN ROSSKAMM        April 14, 2005           /s/ PATRICIA MORRISON         April 14, 2005
-----------------------   ------------------    -------------------------------  ------------------
     ALAN ROSSKAMM                                     PATRICIA MORRISON


  /s/ BRIAN P. CARNEY       April 14, 2005             /s/ FRANK NEWMAN            April 14, 2005
-----------------------   ------------------    -------------------------------  ------------------
    BRIAN P. CARNEY                                      FRANK NEWMAN


    /s/ SCOTT COWEN         April 14, 2005              /s/ BERYL RAFF             April 14, 2005
-----------------------   ------------------    -------------------------------  ------------------
      SCOTT COWEN                                         BERYL RAFF


    /s/ IRA GUMBERG         April 14, 2005             /s/ GREGG SEARLE            April 14, 2005
-----------------------   ------------------    -------------------------------  ------------------
      IRA GUMBERG                                        GREGG SEARLE


                                                   /s/ TRACEY THOMAS TRAVIS        April 14, 2005
                                                -------------------------------  ------------------
                                                     TRACEY THOMAS TRAVIS